UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in Celularity Inc.’s (the “Company’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2025 (the “Original Form 8-K”), on February 12, 2025, the Company entered into binding term sheets (the “Binding Term Sheets”) with each of C. V. Starr & Co, Inc. (“Starr”) and Resorts World Inc Pte Ltd (“RWI”) to amend certain terms of forbearance agreements entered into on March 13, 2024 between each of the Company, Starr and RWI.

This Current Report on Form 8-K/A is being filed solely to include, as exhibits, certain warrants issued to each of Starr and RWI pursuant to the Binding Term Sheets. Specifically, the Company (i) repriced certain outstanding warrants issued to Starr such that the exercise price of such warrants is $1.692 per share of common stock, (ii) repriced certain outstanding warrants issued to RWI such that the exercise price of such warrants is $2.844 per share of common stock, (iii) issued Starr a warrant to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $1.692 per share and (iv) issued RWI a warrant to purchase up to 500,000 shares of the Company’s common stock at an exercise price of $2.844 per share.

Accordingly, this amendment consists only of the facing page, this explanatory note, Item 9.01, and Exhibits 10.1 through 10.7. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Starr Warrant dated March 17, 2023
10.2	Amended and Restated Starr Warrant dated June 20, 2023
10.3	Starr Warrant dated February 12, 2025
10.4	Amended and Restated RWI Warrant dated June 20, 2023
10.5	Amended and Restated RWI Warrant Tranche 2 dated January 16, 2024
10.6	Amended and Restated RWI Warrant dated March 13, 2024
10.7	RWI Warrant dated July 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: July 29, 2025
	By:	/s/ Robert J. Hariri
	Name:	Robert J. Hariri, M.D., Ph.D.
	Title:	Chairman and CEO

-4-